===================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K/A
 (Amending Form 8-K filed November 5, 2004)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 5, 2004

ZEOLITE EXPLORATION COMPANY
 (Exact name of registrant as specified in its charter)

NEVADA	001-31937	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

#16 - 6211 Boundary Drive West
Surrey, British Columbia
Canada V3X 3G7
 (Address of principal executive offices and Zip Code)

(604) 731-7040
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

====================================================================================

ITEM 4.01   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     On October 5, 2004, the accounting firm of John Geib, Chartered Accountant was dismissed by the Registrant's Board of Directors as the Registrant's independent auditors. During the two most recent fiscal years and subsequent interim period, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Registrant and John Geib. John Geib, Chartered Accountant was dismissed on the grounds of the Company's desire to retain auditors that are registered with the Public Company Accounting Oversight Board (United States).

(b)     The Report of John Geib, Chartered Accountant on the Registrant's financial statements as of and for the years ended July 31, 2003 and 2002 did not contain an adverse, qualified or disclaimer of opinion. However, the Reports did contain an explanatory paragraph wherein John Geib expressed substantial doubt about the Registrant's ability to continue as a going concern.

(c)     The Registrant requested John Geib to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to John Geib on November 4, 2004, via email. On March 17, 2005, John Geib replied and his letter agreeing with the statements contained herein is attached hereto as Exhibit 16.1.

(d)     At its board meeting on September 20, 2004, the Board of Directors of the Registrant engaged Schwartz Levisky Feldman LLP, Chartered Accountants, 1167 Caledonia Road, Toronto, Ontario, Canada, as its independent auditor for its fiscal year ending July 31, 2004. Schwartz Levisky Feldman LLP accepted such appointment on September 20, 2004. Prior to their appointment, the Registrant did not consult with Schwartz Levisky Feldman LLP on any matters related to accounting or the type of opinion they may issue.

(e)     On December 1, 2004, the accounting firm of Schwartz Levitsky Feldman LLP, Chartered Accountant was dismissed by the Registrant's Board of Directors as the Registrant's independent auditors. During the entire time period that Schwartz Levitsky Feldman LLP, Chartered Accountants were the Registrant's auditors, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Registrant and Schwartz Levisky Feldman LLP, Chartered Accountants. Schwartz Levitsky Feldman LLP, Chartered Accountants were dismissed because the Company determined that it was in its best interests to retain a U.S. based auditor that is registered with the Public Company Accounting Oversight Board (United States).

(f)     The report of Schwartz Levitsky Feldman LLP, Chartered Accountants on the Registrant's financial statements as of and for the years ended July 31, 2004 did not contain an adverse, qualified or disclaimer of opinion. However, the report did contain an explanatory paragraph wherein Schwartz Levisky Feldman LLP expressed substantial doubt about the Registrant's ability to continue as a going concern.

(g)     The Registrant requested Schwartz Levitsky Feldman LLP, Chartered Accountants to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Schwartz Levitsky Feldman LLP, Chartered Accountants on March 17, 2005, via email. On March 18, 2005, Schwartz Levitsky Feldman LLP, Chartered Accountants replied and its letter agreeing with the statements contained herein is attached hereto as Exhibit 16.2.

(h)     At its board meeting on December 1, 2004, the Board of Directors of the Registrant engaged Rotenberg & Co., LLP, Certified Public Accountants, 1870 Winton Road South, Suite 200, Rochester, New York, as its independent auditor for its fiscal year ending July 31, 2005. Rotenberg & Co., LLP accepted such appointment on December 1, 2004. Prior to their appointment, the Registrant did not consult with Rotenberg & Co., LLP on any matters related to accounting or the type of opinion they may issue.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	Document

	16.1	Letter from John Geib, Chartered Accountant
	16.2	Letter from Schwartz Levitsky Feldman LLP, Chartered Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of March, 2005.

ZEOLITE EXPLORATION COMPANY

BY:	/s/ Alan Brandys
Alan Brandys, President, Chief Executive Officer, Chief
Financial Officer and a member of the Board of Directors